UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2014

RESTORGENEX CORPORATION

NEVADA	000-24477	30-0645032
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Century Park East, 6th Floor

Los Angeles, California 90067

(Address of principal executive offices)

(805) 884-9977

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective July 7, 2014, Jerold Rubinstein resigned as a director of RestorGenex Corporation (the “Company”). The resignation was not pursuant to any disagreement with the Company, but was tendered in connection with the change of the focus of the Company to a specialty biopharmaceutical company and the Company’s need for a majority independent board for purposes of applying to NASDAQ. Mr. Rubinstein will serve as a consultant to the board of directors.

Item 8.02	Other Events

On July 9, 2014, the Company issued a news release regarding the foregoing. A copy of the news release is furnished as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	News release issued by Company on July 9, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTORGENEX CORPORATION

Dated: July 9, 2014	By: /s/ Stephen M. Simes Stephen M. Simes, Chief Executive Officer